UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2007

TREATY OAK BANCORP, INC.

(Exact name of Registrant as specified in its charter)

Texas

(State or other jurisdiction

of incorporation or organization)

333-112325	20-0413144
(Commission File Number)	(I.R.S. Employer
Identification No.)

101 Westlake Drive
Austin, Texas	78746
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:                                                  (512) 617-3600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 — FINANCIAL INFORMATION

Item 2.02  Results of Operations and Financial Condition

On August 6, 2007, Treaty Oak Bancorp, Inc. (the “Company”) announced its financial results for the third quarter ending June 30, 2007.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

As provided in General Instruction B.2. to Form 8-K, the information furnished in Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

    (d)

Exhibit No.	Description

99.1	Press release, dated as of August 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Treaty Oak Bancorp, Inc.
(Registrant)

Date: August 6, 2007	By:	/s/ Jeffrey L. Nash
Jeffrey L. Nash, President
and Chief Executive Officer